UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported):  May 8, 1998

                                    OMI CORP.
             (Exact name of registrant as specified in its charter)

Delaware                           1-10164                  132625280
(State or other jurisdiction       (Commission              (IRS Employer
       of  incorporation)           File Number)             Identification No.)


                       90 Park Avenue, New York, NY 10016
                    (Address of principal executives offices)

Registrant's telephone member, including area code (212) 986-1960

                                       N/A
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

     On May 8,  1998 OMI Corp.  issued  the press  release  attached  hereto  as
Exhibit 1, in relation to the resignations by four of its directors.

     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, OMI Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                OMI CORP.


                                 By:   /s/ Fredric S. London
                                       -----------------------------------------
                                       Fredric S. London, Senior Vice President,
                                       Secretary, General Counsel